SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) October 26, 2001


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000




Total number of pages is 5
Index to Exhibit is on Page 3.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

          99.0  Monthly Financial Data as of September 30, 2001 (Unconsolidated)

          99.1 Loan Portfolio Segment Report of First Federal Bank of California as of September 30, 2001

ITEM 9.  REGULATION FD DISCLOSURE.

      The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of September 30, 2001 attached as
Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of September 30, 2001, attached as
Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1)under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: October 26, 2001           By:
                                          Douglas J. Goddard
                                          Chief Financial Officer

                             INDEX TO EXHIBITS

Item                                                              Page

99.0  Monthly Financial Information as of September 30, 2001              4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of September 30, 2001                                 5

                         MONTHLY REPORT OF OPERATIONS
                Unaudited, Unconsolidated Financial Highlights


                                As of, for the Month     As of, for the 9 Months
                                 Ended September 30,       Ended September 30,
                                ---------------------    ----------------------
                                  2001       2000          2001         2000
                                           (Dollars in thousands)

AVERAGE INVESTMENTS           $  179,119  $  174,863   $  191,132   $  163,052


LOANS

Total Loans and Mortgage-
  Backed Securities           $4,257,212  $3,919,402   $4,257,212   $3,919,402

Loans Originated/Purchased:
  Single-Family Loans         $   51,922  $   41,808   $  790,695   $  652,292
  Multi-Family Loans              30,239      18,068      306,187      179,722
  Commercial Real Estate Loans    18,062           0      102,234        8,663
  Others                           3,015         221       31,481       14,207
                              $  103,238  $   60,097   $1,230,597   $  854,884

Loans Sold                    $    5,561  $      952   $   48,604   $    5,519

Average Rate on Loans
  Originated/Purchased              6.79%       8.23%        7.18%        7.59%
Percentage of Portfolio in
  Adjustable Rate Loans            74.69%      92.60%       74.69%       92.60%
Non-performing Assets
  to Total Assets                   0.23%       0.25%        0.23%        0.25%


BORROWINGS

Federal Home Loan Bank
  Advances                    $1,639,000  $1,469,000   $1,639,000   $1,469,000
Reverse Repurchase
  Agreements                  $  228,716  $  321,822   $  228,716   $  321,822


DEPOSITS

Retail Deposits               $1,865,843  $1,686,996   $1,865,843   $1,686,996
Wholesale Deposits            $  493,745  $  474,734   $  493,745   $  474,734
                              ----------  ----------    ---------    ---------
                              $2,359,588  $2,161,730   $2,359,588   $2,161,730

Net Increase (Decrease)       $  (22,987) $   26,907   $  190,837   $   96,649


AVERAGE INTEREST RATES

Yield on Loans                      7.21%       8.09%        7.85%       7.73%
Yield on Investments                5.04%       5.89%        5.64%       6.22%
Yield on Earning Assets             7.12%       7.99%        7.75%       7.66%
Cost of Deposits                    3.70%       4.83%        4.38%       4.63%
Cost of Borrowings                  5.26%       6.59%        5.92%       6.22%
Cost of Money                       4.39%       5.63%        5.08%       5.32%
Earnings Spread                     2.73%       2.36%        2.67%       2.34%
Effective Net Spread                2.91%       2.57%        2.88%       2.52%

                 First Federal Bank of California, fsb
                     Loan Portfolio Stratification
                            as of 9/30/2001
                            (000's omitted)


             Total Real Estate Loan Portfolio


                                           Bank Owned     Percent of
             Property Type                   Balance         Total

             Single Family                 $2,232,391         56%
             Multi-family                   1,443,339         36%
             Commercial & Ind                 314,980          8%
                Total Real Estate Loans    $3,990,710        100%


             Single Family

             Without Prepayment Penalty    $1,945,871         87%
             With Prepayment Penalty          286,520         13%
                Total Single Family Loans  $2,232,391        100%


                                    Bank Owned
                       Age            Balance

                       0 to 10 Yrs   $1,772,447         91%
                       >10 Yrs         $173,424          9%
                       Total         $1,945,871        100%



                           Loans 0 to Ten Years
                   Balances by Current Principal Balance

  Current
  Interest        Less                                        Greater
 Rate Range       than                                         than
               $  252    $252-275   $275-500  $500-1,000    $  1,000      Total      %
<7%            $121,347  $ 16,650   $188,495  $  204,359    $158,036  $  688,887   38.9%
7 - 7.25%        94,252    10,042    105,323      97,183      96,751     403,551   22.8%
7.25%-7.50%     102,515    12,929     89,484      81,224      83,756     369,908   20.9%
7.50%-7.75%      43,531     5,794     40,399      22,539      38,189     150,452    8.5%
7.75%-8.00%      26,869     3,402     26,932       7,695       6,723      71,621    4.0%
8.00%-8.25%      26,774     1,316      9,401       4,022           0      41,513    2.3%
8.25%-8.50%      16,014       532      4,569       3,472       2,791      27,378    1.5%
8.50%-8.75%       6,969       522      1,532           0       1,896      10,919    0.6%
8.75%-9.00%       3,237         0        300         923           0       4,460    0.3%
9.00%-10%         2,810       535        404           0           0       3,749    0.2%
>10%                  9         0          0           0           0           9    0.0%
       Total   $444,327  $ 51,722   $466,839  $  421,417    $388,142  $1,772,447  100.0%